Investors:	David Gennarelli,david.gennarelli@autodesk.com, 415-507-6033

Press:	Pam Pollace,pam.pollace@autodesk.com, 415-547-2441 Colleen Rubart, colleen.rubart@autodesk.com, 415-547-2368

AUTODESK REPORTS FIRST QUARTER FISCAL 2010 FINANCIAL RESULTS

Implements Previously Announced Plan To Further Reduce Expenses

SAN RAFAEL, Calif., May 21, 2009-- Autodesk, Inc. (NASDAQ: ADSK) today reported financial results for the first quarter of fiscal 2010.

•	Revenue was $426 million, a decrease of 29 percent compared to the first quarter of fiscal 2009.

•	GAAP diluted loss per share was $0.14, compared to earnings of $0.41 per diluted share in the first quarter last year.

•
Non-GAAP diluted earnings per share in the first quarter was $0.18, compared to $0.50 per diluted share in the first quarter last year.  A reconciliation of the GAAP and non-GAAP results is provided in the tables within this press release.

•	Autodesk began implementing a previously announced expense reduction plan, which is anticipated to result in pre-tax cost savings of approximately $120 million in fiscal 2010.

“Our revenue results for the quarter continue to reflect the global economic downturn, which is impacting our business on almost every front," said Carl Bass, Autodesk president and CEO. "We made significant progress in our continued effort to improve our cost structure and ongoing efficiencies, which resulted in lower than expected operating costs for the quarter and greater than expected earnings per share and cash flow.”

Operational Overview
By geography, EMEA revenue was $167 million, a decrease of 35 percent over the first quarter of fiscal 2009 as reported, and a decrease of 24 percent on a constant currency basis. Revenue in the Americas decreased 15 percent compared to the first quarter of fiscal 2009, to $163 million. Revenue in Asia Pacific was $96 million, a decrease of 36 percent as reported and on a constant currency basis year-over-year. Revenue from emerging economies decreased 42 percent, compared to the first quarter of fiscal 2009 to $59 million and represented 14 percent of total revenue.

Combined revenue from Autodesk's model-based 3D design solutions decreased 16 percent compared to the first quarter of fiscal 2009 to $122 million and comprised 29 percent of total revenue for the quarter.  Revenue from 2D horizontal and vertical products decreased 39 percent to $208 million as compared to the first quarter of fiscal 2009. Combined revenue from AutoCAD and AutoCAD LT, two of our important 2D horizontal products, declined 42 percent.

Further Reducing Expenses
Autodesk began implementing its new expense reduction plan, which was announced in April.  The plan is anticipated to result in pre-tax cost savings of approximately $120 million in fiscal 2010.  Combined with the expense reduction initiatives announced in January, Autodesk anticipates achieving approximately $250 million in total cost savings in fiscal 2010, as compared to fiscal 2009.

The new expense reduction initiatives will be achieved by reducing discretionary spending and contingent labor, and through a restructuring plan.  The restructuring plan will result in a staff reduction of approximately 430 and the closure of certain facilities.  The staff reduction will be partially offset by the hiring of approximately 100 key positions in select areas.

The company anticipates taking a pre-tax restructuring charge in the range of $33 million to $40 million. Approximately $29 million to $35 million in pre-tax charges will be taken in the second quarter of fiscal 2010. Most of the remaining charge will be taken in the third quarter of fiscal 2010.

“While we have already achieved significant cost savings, it was clear that additional measures had to be taken in order to better align our cost structure with current revenue expectations,” Bass continued.  “The ultimate goal of these measures is to reduce our near-term expenses as well as further improve our operational efficiencies over the long-term.  We will continue to balance these cost reduction actions with strategic investments as we navigate the current economic cycle and position Autodesk for long-term success.”

Business Outlook
The following statements are forward-looking statements which are based on current expectations and which involve risks and uncertainties some of which are set forth below. Autodesk is only providing revenue and earnings per share guidance for its fiscal second quarter of 2010 at this time.

Second Quarter Fiscal 2010
Net revenue for the second quarter of fiscal 2010 is expected to be in the range of $395 million and $420 million. GAAP loss per diluted share is expected to be in the range of $0.09 and $0.03. Non-GAAP earnings per diluted share are expected to be in the range of $0.15 and $0.20 and exclude restructuring related charges of between $0.10 and $0.11, $0.08 related to stock-based compensation expense and $0.05 for the amortization of acquisition related intangibles.

Earnings Conference Call and Webcast
Autodesk will host its first quarter conference call today at 5:00 p.m. EDT. The live broadcast can be accessed at http://www.autodesk.com/investors. Supplemental financial information and prepared remarks for the conference call will be posted to the investor relations section of our website simultaneously with this press release.

NOTE: The prepared remarks will not be read on the conference call.  The conference call will include only brief remarks followed by questions and answers.

A replay of the broadcast will be available at 7:00 pm EDT at http://www.autodesk.com/investors. This replay will be maintained on our website for at least twelve months.

Safe Harbor Statement
This press release contains forward-looking statements that involve risks and uncertainties, including statements in the paragraphs under “Business Outlook” above, statements regarding anticipated market trends, cost savings, timing of certain charges and other statements regarding our expected strategies, performance and results.  Other factors that could cause actual results to differ materially include the following:  general market and business conditions, our performance in particular geographies, including emerging economies, the financial and business condition of our reseller and distribution channels, fluctuation in foreign currency exchange rates, failure to achieve planned cost reductions and productivity increases, difficulties encountered in integrating new or acquired businesses and technologies, the inability to identify and realize the anticipated benefits of acquisitions, unexpected fluctuations in our tax rate, the timing and degree of expected investments in growth opportunities, slowing momentum in maintenance revenues, failure to achieve sufficient sell-through in our channels for new or existing products, pricing pressure, failure to achieve continued migration from 2D products to 3D products, changes in the timing of product releases and retirements, failure of key new applications to achieve anticipated levels of customer acceptance,  failure to achieve continued success in technology advancements, interruptions or terminations in the business of Autodesk consultants, and unanticipated impact of accounting for technology acquisitions.

Further information on potential factors that could affect the financial results of Autodesk are included in Autodesk’s report on Form 10-K for the year ended January 31, 2009, which is on file with the U.S. Securities and Exchange Commission.  Autodesk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Autodesk
Autodesk, Inc. is a world leader in 2D and 3D design software for the manufacturing, construction, and media and entertainment markets. Since its introduction of AutoCAD software in 1982, Autodesk has developed the broadest portfolio of state-of-the-art Digital Prototyping solutions to help customers experience their ideas before they are built. Fortune 1000 companies rely on Autodesk for the tools to visualize, simulate and analyze real-world performance early in the design process to save time and money, enhance quality and foster innovation.  For additional information about Autodesk, visit www.autodesk.com.

Autodesk and AutoCAD, are registered trademarks or trademarks of Autodesk, Inc., and/or its subsidiaries and/or affiliates in the USA and/or other countries. All other brand names, product names, or trademarks belong to their respective holders. Autodesk reserves the right to alter product offerings and specifications at any time without notice, and is not responsible for typographical or graphical errors that may appear in this document.

© 2009 Autodesk, Inc. All rights reserved.

Autodesk, Inc.
Consolidated Statements of Operations
(In millions, except per share data)

	Three Months Ended
	April 30,
	2009	2008
	(Unaudited)
Net revenue:
License and other	$243.6	$432.2

Maintenance	182.2	166.6

Total net revenue	425.8	598.8

Cost of license and other revenue	49.5	56.0

Cost of maintenance revenue	2.8	2.0

Total cost of revenue	52.3	58.0

Gross margin	373.5	540.8

Operating Expenses:

Marketing and sales	185.8	225.5

Research and development	124.1	145.6

General and administrative	45.5	49.8

Impairment of goodwill	21.0	-

Restructuring charges	16.5	-

Total operating expenses	392.9	420.9

Income (loss) from operations	(19.4)	119.9

Interest and other income (expense), net	-	6.9

Income (loss) before income taxes	(19.4)	126.8

Income tax (provision) benefit	(12.7)	(32.2)

Net income (loss)	$(32.1)	$94.6

Basic net income (loss) per share	$(0.14)	$0.42

Diluted net income (loss) per share	$(0.14)	$0.41

Shares used in computing basic
net income (loss) per share	227.1	226.2

Shares used in computing diluted
net income (loss) per share	227.1	232.6

Autodesk, Inc.
Condensed Consolidated Balance Sheets
(In millions)

	April 30,	January 31,
	2009	2009
	(Unaudited)

ASSETS:

Current assets:
Cash and cash equivalents	$880.5	$917.6
Marketable securities	78.4	63.5
Accounts receivable, net	228.6	316.5
Deferred income taxes	47.0	31.1
Prepaid expenses and other current assets	67.7	59.3
Total current assets	1,302.2	1,388.0

Marketable securities	7.6	7.6
Computer equipment, software, furniture and leasehold improvements, net	120.7	120.6
Purchased technologies, net	105.0	113.3
Goodwill	520.7	542.5
Deferred income taxes, net	88.3	125.7
Other assets	125.0	123.0
	$2,269.5	$2,420.7

LIABILITIES AND STOCKHOLDERS' EQUITY:

Current liabilities:
Accounts payable	$65.0	$62.4
Accrued compensation	83.9	124.3
Accrued income taxes	19.1	16.7
Deferred revenue	453.1	438.8
Borrowings under line of credit	2.1	52.1
Other accrued liabilities	58.6	105.8
Total current liabilities	681.8	800.1

Deferred revenue	80.9	113.3
Long term income taxes payable	120.5	116.9
Long term deferred income taxes	-	22.7
Other liabilities	57.8	57.0

Commitments and contingencies

Stockholders' equity:
Preferred stock	-	-
Common stock and additional paid-in capital	1,128.8	1,080.4
Accumulated other comprehensive income (loss)	(9.7)	(11.2)
Retained earnings	209.4	241.5
Total stockholders' equity	1,328.5	1,310.7
	$2,269.5	$2,420.7

Autodesk, Inc.
Condensed Consolidated Statements of Cash Flows
(In millions)

	Three Months Ended
	April 30,
	2009	2008
	(Unaudited)

Operating Activities
Net income (loss)	$(32.1)	$94.6
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27.0	16.9
Stock-based compensation expense	23.0	25.2
Impairment of goodwill	21.0	-
Loss on disposition of assets	1.1	-
Restructuring related charges, net	16.5	-
Changes in operating assets and liabilities, net of business combinations	(29.3)	48.6
Net cash provided by operating activities	27.2	185.3

Investing Activities
Purchases of marketable securities	(26.6)	(2.1)
Sales of marketable securities	11.7	0.8
Acquisition of equity investment	(10.0)	0.2
Business combinations, net of cash acquired	-	(1.0)
Capital and other expenditures	(13.6)	(13.4)
Net cash used in investing activities	(38.5)	(15.5)

Financing activities
Proceeds from borrowings on line of credit	2.2	40.0
Repayments of borrowings on line of credit	(52.2)	-
Proceeds from issuance of common stock, net of issuance costs	25.4	35.3
Repurchases of common stock	-	(256.6)
Net cash used in financing activities	(24.6)	(181.3)

Effect of exchange rate changes on cash and cash equivalents	(1.2)	2.7

Net decrease in cash and cash equivalents	(37.1)	(8.8)
Cash and cash equivalents at beginning of fiscal year	917.6	917.9
Cash and cash equivalents at end of period	$880.5	$909.1

Autodesk, Inc.
Reconciliation of GAAP financial measures to non-GAAP financial measures
(In millions, except per share data)

To supplement our consolidated financial statements presented on a GAAP basis, Autodesk provides investors with certain non-GAAP measures including non-GAAP net income, non-GAAP net income per share, non-GAAP cost of license and other revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP interest and other income, net and non-GAAP provision for income taxes.  These non-GAAP financial measures are adjusted to exclude certain costs, expenses, gains and losses, including stock-based compensation expense, amortization of purchased intangibles, restructuring charges, goodwill impairment, establishment of a valuation allowance on certain deferred tax assets and related income tax expenses.  See our  reconciliation of GAAP financial measures to non-GAAP financial measures herein.  We believe these exclusions are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future, as well as to facilitate comparisons with our historical operating results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of Autodesk's underlying operational results and trends and our marketplace performance.  For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside our core operating results.  In addition, these non-GAAP financial measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies.  The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with generally accepted accounting principles in the United States.  Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

The following table shows Autodesk's non-GAAP results reconciled to GAAP results included in this release.

	Three Months Ended
	April 30,
	2009	2008
	(Unaudited)

GAAP cost of license and other revenue	$49.5	$56.1
SFAS 123R stock-based compensation expense	(0.6)	(1.0)
Amortization of developed technology	(8.3)	(3.6)
Non-GAAP cost of license and other revenue	$40.6	$51.5

GAAP gross margin	$373.5	$540.7
SFAS 123R stock-based compensation expense	0.6	1.0
Amortization of developed technology	8.3	3.6
Non-GAAP gross margin	$382.4	$545.3

GAAP marketing and sales	$185.8	$225.4
SFAS 123R stock-based compensation expense	(9.5)	(10.5)
Non-GAAP marketing and sales	$176.3	$214.9

GAAP research and development	$124.1	$145.6
SFAS 123R stock-based compensation expense	(7.0)	(8.4)
Non-GAAP research and development	$117.1	$137.2

GAAP general and administrative	$45.5	$49.8
SFAS 123R stock-based compensation expense	(5.9)	(5.3)
Amortization of customer relationships and trademarks	(6.4)	(2.9)
Non-GAAP general and administrative	$33.2	$41.6

GAAP Impairment of goodwill	$21.0	$-
Impairment of goodwill	(21.0)	-
Non-GAAP Impairment of goodwill	$-	$-

GAAP Restructuring charges	$16.5	$-
Restructuring charges	(16.5)	-
Non-GAAP Restructuring charges	$-	$-

GAAP operating expenses	$392.9	$420.8
SFAS 123R stock-based compensation expense	(22.4)	(24.2)
Amortization of customer relationships and trademarks	(6.4)	(2.9)
Impairment of goodwill	(21.0)	-
Restructuring charges	(16.5)	-
Non-GAAP operating expenses	$326.6	$393.7

GAAP income (loss) from operations	$(19.4)	$119.9
SFAS 123R stock-based compensation expense	23.0	25.2
Amortization of developed technology	8.3	3.6
Amortization of customer relationships and trademarks	6.4	2.9
Impairment of goodwill	21.0	-
Restructuring charges	16.5	-
Non-GAAP income from operations	$55.8	$151.6

GAAP income tax (provision) benefit	$(12.7)	$(32.2)
Establishment of valuation allowance on deferred tax assets	21.0	-
Income tax effect on difference between GAAP and non-GAAP total costs and expenses at a normalized rate	(22.2)	(9.1)
Non-GAAP income tax provision	$(13.9)	$(41.3)

GAAP net income (loss)	$(32.1)	$94.6
SFAS 123R stock-based compensation expense	23.0	25.2
Amortization of developed technology	8.3	3.6
Amortization of customer relationships and trademarks	6.4	2.9
Impairment of goodwill	21.0	-
Restructuring charges	16.5	-
Establishment of valuation allowance on deferred tax assets	21.0	-
Income tax effect on difference between GAAP and non-GAAP total costs and expenses at a normalized rate	(22.2)	(9.1)
Non-GAAP net income	$41.9	$117.2

GAAP diluted net income (loss) per share	$(0.14)	$0.41
SFAS 123R stock-based compensation expense	0.10	0.11
Amortization of developed technology	0.04	0.01
Amortization of customer relationships and trademarks	0.03	0.01
Impairment of goodwill	0.09	-
Restructuring charges	0.07	-
Establishment of valuation allowance on deferred tax assets	0.09	-
Income tax effect on difference between GAAP and non-GAAP total costs and expenses at a normalized rate	(0.10)	(0.04)
Non-GAAP diluted net income per share	$0.18	$0.50

GAAP diluted shares used in per share calculation	227.1	232.6
Impact of SFAS 123R on diluted shares	(0.1)	0.3
Shares included in non-GAAP net income per share, but excluded from GAAP net loss per share as they would have been anti-dilutive	2.2	-
Non-GAAP diluted shares used in per share calculation	229.2	232.9

Other Supplemental Financial Information (1)
Fiscal Year 2010	QTR 1	QTR 2	QTR 3	QTR 4	YTD 2010
Financial Statistics ($ in millions, except per share data):
Total net revenue	$426				$426
License and other revenue	$244				$244
Maintenance revenue	$182				$182

Gross Margin - GAAP	88%				88%
Gross Margin - Non-GAAP	90%				90%

GAAP Operating Expenses	$393				$393
GAAP Operating Margin	-5%				-5%
GAAP Net Income (Loss)	$(32)				$(32)
GAAP Diluted Net Income (Loss) Per Share	$(0.14)				$(0.14)

Non-GAAP Operating Expenses (2)(3)	$327				$327
Non-GAAP Operating Margin (2)(4)	13%				13%
Non-GAAP Net Income (2)(5)	$42				$42
Non-GAAP Diluted Net Income Per Share (2)(6)	$0.18				$0.18

Total Cash and Marketable Securities	$966				$966
Days Sales Outstanding	49				49
Capital Expenditures	$14				$14
Cash from Operations	$27				$27
GAAP Depreciation and Amortization	$27				$27

Deferred Maintenance Revenue Balance	$458				$458

Revenue by Geography (in millions):
Americas	$163				$163
Europe	$167				$167
Asia/Pacific	$96				$96

Revenue by Segment (in millions):
Platform Solutions and Emerging Business	$156				$156
Architecture, Engineering and Construction	$128				$128
Manufacturing	$94				$94
Media and Entertainment	$48				$48
Other	$-				$-

Other Revenue Statistics:
% of Total Rev from AutoCAD and AutoCAD LT	34%				34%
% of Total Rev from 3D design products	29%				29%
% of Total Rev from Emerging Economies	14%				14%
Upgrade Revenue (in millions)	$43				$43

Favorable (Unfavorable) Impact of U.S. Dollar Translation Relative to Foreign
Currencies Compared to Comparable Prior Year Period (in millions):
FX Impact on Total Net Revenue	$(31)				$(31)
FX Impact on Total Operating Expenses	$22				$22
FX Impact on Total Net Income (Loss)	$(9)				$(9)

Gross Margin by Segment (in millions):
Platform Solutions and Emerging Business	$142				$142
Architecture, Engineering and Construction	$119				$119
Manufacturing	$86				$86
Media and Entertainment	$35				$35
Unallocated amounts	$(9)				$(9)

Common Stock Statistics:
GAAP Shares Outstanding	228,219,000				228,219,000
GAAP Diluted Weighted Average Shares Outstanding	227,080,000				227,080,000
Shares Repurchased	-				-

Maintenance Installed Base	1,719,000				1,719,000

(1) Totals may not agree with the sum of the components due to rounding.

(2) To supplement our consolidated financial statements presented on a GAAP basis, Autodesk provides investors with certain non-GAAP measures including non-GAAP net income, non-GAAP net income per share, non-GAAP cost of license and other revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP interest and other income, net and non-GAAP provision for income taxes. These non-GAAP financial measures are adjusted to exclude certain costs, expenses, gains and losses, including stock-based compensation expense, amortization of purchased intangibles, goodwill impairment, restructuring charges, establishment of a valuation allowance on certain deferred tax assets and related income tax expenses. See our reconciliation of GAAP financial measures to non-GAAP financial measures herein. We believe these exclusions are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future, as well as to facilitate comparisons with our historical operating results. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of Autodesk's underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside our core operating results. In addition, these non-GAAP financial measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with generally accepted accounting principles in the United States. Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

Fiscal Year 2010	QTR 1	QTR 2	QTR 3	QTR 4	YTD 2010

(3) GAAP Operating Expenses	$393				$393
Stock-based compensation expense	(22)				(22)
Amortization of customer relationships and trademarks	(6)				(6)
Restructuring charges	(17)				(17)
Impairment of goodwill	(21)				(21)
Non-GAAP Operating Expenses	$327				$327

(4) GAAP Operating Margin	-5%				-5%
Stock-based compensation expense	5%				5%
Amortization of developed technology	2%				2%
Amortization of customer relationships and trademarks	2%				2%
Restructuring charges	4%				4%
Impairment of goodwill	5%				5%
Non-GAAP Operating Margin	13%				13%

(5) GAAP Net Income (Loss)	$(32)				$(32)
Stock-based compensation expense	23				23
Amortization of developed technology	8				8
Amortization of customer relationships and trademarks	6				6
Impairment of goodwill	21				21
Restructuring charges	17				17
Establishment of valuation allowance on deferred tax assets	21				21
Income tax effect on difference between GAAP and non-GAAP total costs and expenses at a normalized rate	(22)				(22)
Non-GAAP Net Income	$42				$42

(6) GAAP Diluted Net Income (Loss) Per Share	$(0.14)				$(0.14)
Stock-based compensation expense	0.10				0.10
Amortization of developed technology	0.04				0.04
Amortization of customer relationships and trademarks	0.03				0.03
Impairment of goodwill	0.09				0.09
Restructuring charges	0.07				0.07
Establishment of valuation allowance on deferred tax assets	0.09				0.09
Income tax effect on difference between GAAP and non-GAAP total costs and expenses at a normalized rate	(0.10)				(0.10)
Non-GAAP Diluted Net Income Per Share	$0.18				$0.18